Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form F-3 of our reports dated April 30, 2009, relating to the consolidated financial statements of Xinhua Sports & Entertainment Limited and its subsidiaries and variable interest entities (the “Company”) (which report expresses an unqualified opinion and includes an explanatory paragraph regarding the adjustment for the change in the composition of reportable segments in 2008) and the effectiveness of the Company’s internal control over financial reporting, appearing in the Annual Report on Form 20-F of Xinhua Sports & Entertainment Limited for the year ended December 31, 2008, and to the reference to us under the heading “Experts” in the Prospectus, which is part of this Registration Statement.
/s/ Deloitte Touche Tohmatsu
Deloitte Touche Tohmatsu
Hong Kong
May 8, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the use in this Registration Statement of Xinhua Sports & Entertainment Limited on Form F-3 of our report dated May 8, 2009, related to the consolidated financial statements of Profitown Development Limited as of December 31, 2006 and November 26, 2007 and for the year ended December 31, 2006 and the period from January 1, 2007 to November 26, 2007, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading “Experts” in such Prospectus.
/s/ Deloitte Touche Tohmatsu
Deloitte Touche Tohmatsu
Hong Kong
May 8, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the use in this Registration Statement of Xinhua Sports & Entertainment Limited on Form F-3 of our report dated May 8, 2009, related to the consolidated financial statements of Shanghai Paxi Advertising Company Limited as of December 31, 2006 and November 26, 2007 and for the year ended December 31, 2006 and the period from January 1, 2007 to November 26, 2007, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading “Experts” in such Prospectus.
/s/ Deloitte Touche Tohmatsu
Deloitte Touche Tohmatsu
Hong Kong
May 8, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the use in this Registration Statement of Xinhua Sports & Entertainment Limited on Form F-3 of our report dated September 22, 2006, related to the consolidated financial statements of Accord Group Investments Limited as of December 31, 2005 and for the period from August 19, 2005 to December 31, 2005 and predecessor entity — Beijing Shiji Guangnian Advertising Co., Ltd as of August 18, 2005 and for the period from February 1, 2005 to August 18, 2005, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading “Experts” in such Prospectus.
/s/ Deloitte Touche Tohmatsu
Deloitte Touche Tohmatsu
Hong Kong
May 8, 2009